SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 2008

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 19, 2008, SIGA Technologies, Inc., a Delaware corporation (“SIGA”), entered into a letter agreement (the “Letter Agreement”), with MacAndrews & Forbes, LLC. (the “Investor”), for the Investor’s commitment to invest, at SIGA’s discretion, of up to $8 million over a one year period (the “Investment Period”) in exchange for (i) SIGA common stock at per share price equal to the lesser of (A) $3.06 and (B) the average of the volume-weighted average price per share for the 5 trading days immediately preceding each funding date, and (ii) warrants to purchase 40% of the number of SIGA shares acquired by the Investor, exercisable at 115% of the common stock purchase price on such funding date (the “Consideration Warrants”).  The Consideration Warrants will be exercisable for up to 4 years following the funding issuance of such warrants.

In addition and in consideration for the commitment of the Investor, the Investor will receive warrants to purchase 238,000 shares of SIGA common stock, exercisable at $3.06 (the “Commitment Warrants,” and together with the Consideration Warrants, the “Warrants”).  The Commitment Warrants will be exercisable until June 19, 2012.

Under the terms of the Letter Agreement, the Investor is also able to invest in SIGA under the same terms over the Investment Period.

The commitment under the Letter Agreement is subject to the negotiation and execution of mutually acceptable definitive documentation with respect to the investment.

As of April 10, 2008, the Investor owned 16.5% of the issued and outstanding SIGA common stock.  Three of SIGA’s Directors, Eric A. Rose M.D., Steven L. Fasman, and Paul G. Savas, are also employees of the Investor.

A copy of the Letter Agreement is attached hereto as Exhibit 10.1, which is incorporated into this Item 1.01 by reference.

A copy of the form of the Warrants is attached hereto as Exhibit 10.2, which is incorporated into this Item 1.01 by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

See Item 1.01 which is incorporated herein by reference.

The common stock and Warrants to be issued to the Investor will be issued in reliance upon an exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the regulations issued thereunder.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated as of June 19, 2008, between the Investor and SIGA.

10.2	Form of Warrants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            SIGA TECHNOLOGIES, INC.

            By: /s/ Thomas N. Konatich
               Name: Thomas N. Konatich
           Title:   Chief Financial Officer

Date: June 23, 2008